GLENGATE APPAREL, INC.

                              207 Sheffield Street
                         Mountainside, New Jersey 07092
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 14, 1997
                         ------------------------------

To the Shareholders of GLENGATE APPAREL, INC.

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of GlenGate Apparel, Inc. (the "Company") will be held on Friday, February 14, 1997 at 9:30 A.M. at 207 Sheffield Street, Mountainside, New Jersey 07092, for the following purposes:

                  1.       To elect three directors of the Company;

                  2. To ratify the selection of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending September 30, 1997; and

                  3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                  Only shareholders of record at the close of business on January 3, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                              By Order of the Board of Directors


                                                                George J. Gatesy
                                                President, Chairman of the Board

January 16, 1997

--------------------------------------------------------------------------------

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.
--------------------------------------------------------------------------------





                             GLENGATE APPAREL, INC.
                              207 Sheffield Street
                         Mountainside, New Jersey 07092
                          Telephone No. (908) 518-0006

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 14, 1997


                  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of GlenGate Apparel, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on February 14, 1997, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

                  Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about January 16, 1997.

                  The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company (who will not specifically be compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses.

                  Proxies in the accompanying form, duly executed and returned to the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

                                OUTSTANDING STOCK

                  Only shareholders of record at the close of business on January 3, 1997 (the "Record Date") are entitled to notice of any to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 8,113,932 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

                                VOTING PROCEDURES

                  The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. All other matters in the Annual Meeting will be decided by a majority of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election. A quorum will exist at the Annual Meeting if at least a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. The Board of Directors does not know of any matters, other than the matters described in this Proxy Statement, which are expected to be represented for consideration at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, the persons named in the Proxy will have the discretion to vote on such matters in accordance with their best judgment.

                  "Votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter to be voted on; failures to vote, broker non-votes and abstentions will not be considered "votes cast." The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                              ELECTION OF DIRECTORS

                  Directors are elected annually by the shareholders. At this year's Annual Meeting of Shareholders, three directors will be elected to hold office for a three-year term ending in 1999 or until a director's earlier resignation or removal. The Board of Directors of the Company does not have standing audit, nominating or compensation committees, or committees performing similar functions.

                  At this year's Annual Meeting of Shareholders, the proxies granted by shareholders will be voted individually for the election as directors of the Company of the persons listed below for the term ending on the date of the annual meeting of shareholders of the Company in the year opposite their names unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors of the Company that he will be available to serve.

                                 Term To                    First Became
Nominee and Age                   Expire                      Director

Peter J. Kostis, 49               2000                     November 1993
Martin D. Koffman, 36             1998                     October 1996
Jeffrey P. Koffman, 31            1999                     October 1996

Information concerning the nominees and continuing directors is set forth below:

GEORGE J. GATESY age 44, Director since November 1993

     George J. Gatesy, President and Chairman of the Board of the Company, received a Bachelor of Arts Degree from Farleigh Dickinson University. Mr. Gatesy served from 1975 to 1978 with the MacGregor Brunswick Golf Company as sales agent and sales representative. From 1978 to 1984 Mr. Gatesy served as a field representative for Etonic, Inc. While with Etonic, Mr. Gatesy received Etonic's President's Award in years 1981 and 1982. This award was for surpassing the $1,000,000 sales mark in each year. In 1984 Mr. Gatesy joined the EJ Manley Company (Aureus Ltd.) as an independent golf sales representative. For increasing his territory's sales volume from $450,000 to $2,400,000, Mr. Gatesy was awarded the Aureus Salesman of the Year award during the selling season 1988/1989. In the Spring of 1990, Mr. Gatesy became Polo/Ralph Lauren's National Sales Manager. In 1991 he was promoted to Vice President of Sales with total responsibility for all segments of the golf division.

PETER J. KOSTIS age 49, Director since November 1993

     Peter J. Kostis, is a world renowned golf instructor having taught over 125 PGA Tour Players. He is a television analyst for CBS for CBS Sports and USA Network. Mr, Kostis is a professional panel member for Golf Digest magazine and currently is a director of The Kostis/McCord Golf School at Grayhawk Golf Club, Scottsdale, Arizona. He has appeared seven times on the cover of Golf Digest Magazine and is the author of Inside Path to Better Golf.

ROBERT J. MUNCH age 44, Director since February 1996

     Robert J. Munch, is a Senior Vice President of the Canadian Imperial Bank of Commerce (CIBC) Managing Director, Global Energy, CIBC Wood Gundy, and a member of CIBC Wood Gundy's Management Group. Mr. Munch is a member of the Canadian Society of New York and has served on the Board of Governors and on the faculty of the American Institute of Banking.

MARTIN D. KOFFMAN age 36, Director since October 1996

     Martin D. Koffman is a Director and President of The Koffman Group, Inc., a diversified investment firm. Mr. Koffman worked as a tax specialist with Coopers & Lybrand in 1984. In 1986 Mr. Koffman became associated with the law firm of Squadron, Ellenoff, Plesent & Lehrer. Since 1990, Mr. Koffman has been a principal of Jomar Management Corp., a diversified holding company. Mr. Koffman is the cousin of Jeffrey P. Koffman.

JEFFREY P. KOFFMAN age 31, Director since October 1996

     Jeffrey P. Koffman is President of Apparel America, Inc., a manufacturer of women's swimwear and apparel. He is also a Director and Treasurer of The Koffman Group, Inc., a diversified investment company. Mr. Koffman served as a financial analyst with Security Pacific from 1987 to 1989. In 1989, Mr. Koffman became Vice President of Pilgrim Industries and in 1990, he became the President of that company. From 1994 to the present, Mr. Koffman has served in an executive capacity with Tech Aerofoam Products. Mr. Koffman is the cousin of Martin D. Koffman.

                  During the fiscal year ended September 30, 1996, the Board of Directors held two meetings at which all of the Directors were present and also took action by unanimous written consent of the directors in lieu of meetings. There are no standing committees of the Board of Directors of the Company.

Compensation of Directors

                  Directors  are  reimbursed  for  all  out-of-pocket   expenses
incurred in attending Board Meetings and are eligible to receive options under the Company's 1994 Stock Option Plan, subject to the terms thereof.

                  The Company borrowed a total of $190,000 from certain of its directors in April of 1996. The loans bear interest at a rate per annum of 1-1/2% over prime and mature on April 15, 1997. The notes are subordinate to all creditors of the Company.

                             EXECUTIVE COMPENSATION

                               Executive Officers

                  In addition to Mr. George J. Gatesy, the Company's other executive officer is Mr. Peter Culbertson, COO/CFO and Secretary-Treasurer. Mr. Culbertson commenced employment with the Company on January 6, 1997. Mr. Culbertson was formerly Senior Vice President of Woolrich, Inc. and President of Leslie Fay Sportswear, New York, New York. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.
                  Information regarding compensation of the Company's officers is set forth below.

                           Summary Compensation Table(s)

Name and                                                             Other
Principal                                                          Annual Com-
Position          Year              Salary      Bonus(s)          pensation($)

George Gatesy     1996             $148,000      - 0 -               - 0 -
President         1995             $165,000      - 0 -              $5,550(1)

Richard
Martinelli(2)     1996             $133,000      - 0 -               - 0 -
Chief Operat-     1995             $ 42,000      - 0 -               - 0 -
ing Officer

Norman
Britman(3)        1996             $103,000      - 0 -               - 0 -
Secretary,        1995             $110,000      - 0 -               - 0 -
Treasurer

Peter             1996               - 0 -       - 0 -               - 0 -
Culbertson(4)
COO/CFO and
  Secretary-Treasurer

(1)  Consists of medical insurance premium reimbursement.

(2) Mr. Martinelli's employment with the Company terminated on December 31,1996

(3) Mr. Britman's employment with the Company terminated on January 3, 1997.

(4) Mr. Culbertson commenced employment with the Company on January 6, 1997.


                        Option Grants in Last Fiscal Year

              Number of         % of Total
              Securities        Options             Exercise
              Underlying        Granted             or Base
              Options           to Employees        Price       Expiration
Name          Granted (#)       in Fiscal Year      ($/Sh.)        Date

George         12,500              62.5%             1.25        12/31/04
Gatesy

Norman          7,500              37.5%             1.25        12/31/04
Britman

                              FY-End Option Values

                         Number of
                         Securities                          Value of
                         Underlying                          Unexercised
                         Unexercised                         in-the-Money
                         Options                             Options
                         at FY-End(#)                        at FY-End($)

                         Exercisable/                        Exercisable/
Name                     Unexercisable                       Unexercisable

George Gatesy             12,500/0                              None

Norman Britman           132,500/0                              None

                  The Company does not have employment contracts with any of its executives. The salaries of the Company's executives are reviewed annually at the discretion of the Board of Directors. The Company is the beneficiary of a $5,000,000 Key Man Life Insurance policy on the life of Mr. Gatesy.

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth certain information as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) the Named Executives, (iii) each of the Company's directors and (iv) all executive officers and directors as a group:


                                                            % of
                                Number of                Outstanding
Name of Shareholder             of Shares                  Shares

George J. Gatesy                2,195,000                  27.05%
Norman Britman                     60,000                    *
Peter Culbertson                    - 0 -                    0
Martin Koffman                      - 0 -                    0
Jeffrey Koffman                     - 0 -                    0
Peter J. Kostis                   506,000                   6.24%
Richard J. Martinelli             500,000                   6.16%
Robert J. Munch                     6,000                    *
The Koffman Group, Inc.         1,360,000                   16.59%

All Executive Officers          3,267,000                   40.20%
and nominated directors
as a group (7 persons)

*Less than 1%

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                  BDO Seidman, LLP has audited and reported upon the financial statements of the Company for the fiscal years ended September 30, 1994, 1995 and 1996. BDO Seidman, LLP has been selected by the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending September 30, 1997. The Board of Directors recommends that the shareholders of the Company ratify such selection. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

                  Shareholders who wish to present proposals appropriate for consideration at the Company's 1997 Annual Meeting of Shareholders must submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement not later than September 15, 1997 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                            By order of the Board of Directors


                                            George J. Gatesy
                                            Chairman of the Board and President






                                    GLENGATE APPAREL, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 14, 1997

                  The undersigned hereby appoints George J. Gatesy and Robert J. Munch and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of GlenGate Apparel, Inc. held of record by the undersigned on January 3, 1997, at the Annual Meeting of Stockholders to be held on Friday, February 14, 1997 at 9:30 A.M. at 207 Sheffield Street, Mountainside, New Jersey 07092, and at any and all adjournments thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR PROPOSAL NUMBER 2.

1.       Election of                WITHHOLD         (INSTRUCTION: To withhold
         Directors FOR              AUTHORITY        authority to vote for any
         all nominees               to vote for      individual nominee, strike
         listed below               all nominees     a line through or otherwise
         (except as marked list     below            strike nominee's name in
         to the contrary                             the list below)
         below)

         ----                       ----

PETER J. KOSTIS, MARTIN KOFFMAN and JEFFREY KOFFMAN

2. Proposal to Ratify the Selection of BDO Seidman, LLP as the Company's Independent Auditors for the Fiscal Year Ending September 30, 1997.

           ____ FOR                  ____ AGAINST               ____ ABSTAIN

         (Continued and to be dated and signed on reverse side.)

In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.

                                        Dated:_________________, 1997


                                       -------------------------------
                                                  Signature


                                       -------------------------------
                                                  Signature




                                                  IMPORTANT: Please sign exactly
                                                     as name appears below. Each
                                                         joint owner shall sign.
                                                      Executors, administrators,
                                                 trustees, etc. should give full
                                                   title as such. If signor is a
                                                   corporation, please give full
                                                          corporate name by duly
                                                        authorized officer. If a
                                                     partnership, please sign in
                                                  partnership name by authorized
                                                                         person.